                                                                   EXHIBIT 99.11

INDEPENDENT AUDITORS' REPORT

The Partners
EquiStar Hotel Investors, L.P.:

    We have audited the accompanying balance sheets of Ballston Hotel Limited Partnership (the "Partnership") as of June 30, 1996 and December 31, 1995 and 1994, and the related statements of operations, partners' deficit, and cash flows for the six months ended June 30, 1996 and for the years ended December 31, 1995, 1994 and 1993. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ballston Hotel Limited Partnership as of June 30, 1996 and December 31, 1995 and 1994, and the results of its operations and its cash flows for the six months ended June 30, 1996 and for the years ended December 31, 1995, 1994 and 1993, in conformity with generally accepted accounting principles.

    The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in note 4 to the financial statements, the Partnership's note payable to a financial institution is in default and may be called at any time. This raises substantial doubt about the Partnership's ability to continue as a going concern. Management's plans in regard to this matter are also described in note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                                           KPMG Peat Marwick LLP

Washington, D.C.
July 11, 1996

BALLSTON HOTEL LIMITED PARTNERSHIP
BALANCE SHEETS
JUNE 30, 1996 AND DECEMBER 31, 1995 AND 1994

                                                                            1996           1995          1994
                                                                        -------------  ------------  ------------
ASSETS
Cash and cash equivalents.............................................  $     271,215       501,433        98,904
Certificate of deposit................................................             --       101,833       250,000
Hotel inventory, at cost..............................................         37,481        51,635        52,794
Accounts receivable:
  Trade...............................................................        293,251       174,833       369,961
  Affiliates (note 6).................................................             --            --       757,624
                                                                        -------------  ------------  ------------
Total accounts receivable, net........................................        293,251       174,833     1,127,585
                                                                        -------------  ------------  ------------
Hotel property (notes 4 and 7):
  Land................................................................      2,073,323     2,073,323     2,073,323
  Building, net of accumulated depreciation of $2,192,347 in 1996,
    $2,029,714 in 1995 and $1,704,449 in 1994.........................     10,818,285    10,980,918    11,306,183
  Furniture, fixtures and equipment, net of accumulated depreciation
    of $1,163,947 in 1996, $1,060,156 in 1995 and $854,609 in 1994....      1,889,117     1,983,728     1,742,714
  Initial hotel supplies, net of accumulated amortization of $197,924
    in 1996, $183,187 in 1995 and $153,713 in 1994....................        244,189       258,926       288,400
  Conversion costs, net of accumulated amortization of $107,181 in
    1996, $98,491 in 1995 and $81,111 in 1994.........................        153,533       162,223       179,603
                                                                        -------------  ------------  ------------
Total hotel property..................................................     15,178,447    15,459,118    15,590,223
Investment in partnership (note 5)....................................      2,189,989     2,259,061     2,332,760
Other Assets..........................................................         77,609       131,409       144,842
                                                                        -------------  ------------  ------------
                                                                        $  18,047,992    18,679,322    19,597,108
                                                                        -------------  ------------  ------------
                                                                        -------------  ------------  ------------
LIABILITIES AND PARTNERS' DEFICIT
Accounts payable and accrued expenses:
  Affiliates (note 6).................................................  $   2,283,784     2,163,011     1,855,114
  Trade...............................................................        473,641       338,665       340,846
                                                                        -------------  ------------  ------------
Total accounts payable and accrued expenses...........................      2,757,425     2,501,676     2,195,960
Notes payable (notes 4 and 6):
  Financial institution...............................................     17,079,121    17,079,121    17,201,202
  Affiliates..........................................................      1,468,891     2,437,377     3,340,277
                                                                        -------------  ------------  ------------
Total notes payable...................................................     18,548,012    19,516,498    20,541,479
                                                                        -------------  ------------  ------------
Total liabilities.....................................................     21,305,437    22,018,174    22,737,439
Partners' deficit (note 3)............................................     (3,257,445)   (3,338,852)   (3,140,331)
                                                                        -------------  ------------  ------------
Commitments (notes 4 and 7)...........................................
                                                                        $  18,047,992    18,679,322    19,597,108
                                                                        -------------  ------------  ------------
                                                                        -------------  ------------  ------------

See accompanying notes to financial statements.

BALLSTON HOTEL LIMITED PARTNERSHIP
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND
THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                   1996         1995        1994        1993
                                                               ------------  ----------  ----------  ----------
Hotel operating revenue:
  Room rental................................................  $  3,173,738   5,820,170   5,408,935   5,116,700
  Food and beverage sales....................................       950,778   2,000,110   2,045,750   1,792,965
  Telephone and other........................................       128,037     303,194     260,190     269,030
                                                               ------------  ----------  ----------  ----------
Total hotel operating revenue................................     4,252,553   8,123,474   7,714,875   7,178,695
                                                               ------------  ----------  ----------  ----------
Hotel operating expenses:
  Department expenses........................................     1,538,843   3,140,757   3,100,077   2,810,690
  Energy and engineering.....................................       351,538     602,512     574,578     518,924
  Sales and marketing........................................       327,356     659,284     604,457     629,567
  General and administrative (note 6)........................       458,119     981,849     927,024     907,215
  Management fee (note 7)....................................       127,547     243,704     231,446     215,359
  Other......................................................        99,892     138,551      84,534      66,640
                                                               ------------  ----------  ----------  ----------
Total hotel operating expenses...............................     2,903,295   5,766,657   5,522,116   5,148,395
                                                               ------------  ----------  ----------  ----------
Income from hotel operations.................................     1,349,258   2,356,817   2,192,759   2,030,300
                                                               ------------  ----------  ----------  ----------
Fixed charges:
  Financial costs (note 6)...................................       739,867   1,571,261   1,438,463   1,327,641
  Depreciation and amortization..............................       290,467     611,645     700,566     723,020
  Property insurance and taxes...............................       146,248     266,115     249,394     251,608
  Parking costs..............................................        42,733      99,093     103,057     106,833
                                                               ------------  ----------  ----------  ----------
Total fixed charges..........................................     1,219,315   2,548,114   2,491,480   2,409,102
                                                               ------------  ----------  ----------  ----------
Other income (expense):
  Interest income............................................         8,153      40,169      15,010      12,228
  Equity in income of partnership (note 5)...................        15,355      36,510      41,105      31,309
  Other......................................................       (72,044)    (83,903)     (6,908)        (80)
                                                               ------------  ----------  ----------  ----------
Total other income (expense), net............................       (48,536)     (7,224)     49,207      43,457
                                                               ------------  ----------  ----------  ----------
Net income (loss)............................................  $     81,407    (198,521)   (249,514)   (335,345)
                                                               ------------  ----------  ----------  ----------
                                                               ------------  ----------  ----------  ----------

See accompanying notes to financial statements.

BALLSTON HOTEL LIMITED PARTNERSHIP
STATEMENTS OF PARTNERS' DEFICIT
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND
THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                                             GENERAL     LIMITED
                                                                                 TOTAL       PARTNER    PARTNERS
                                                                             -------------  ---------  -----------
Balance at December 31, 1992...............................................  $  (2,555,472)   (46,288)  (2,509,184)
  Net loss.................................................................       (335,345)    (3,353)    (331,992)
                                                                             -------------  ---------  -----------
Balance at December 31, 1993...............................................     (2,890,817)   (49,641)  (2,841,176)
  Net loss.................................................................       (249,514)    (2,495)    (247,019)
                                                                             -------------  ---------  -----------
Balance at December 31, 1994...............................................     (3,140,331)   (52,136)  (3,088,195)
  Net loss.................................................................       (198,521)    (1,985)    (196,536)
                                                                             -------------  ---------  -----------
Balance at December 31, 1995...............................................     (3,338,852)   (54,121)  (3,284,731)
  Net income...............................................................         81,407      8,141       73,266
                                                                             -------------  ---------  -----------
Balance at June 30, 1996...................................................  $  (3,257,445)   (45,980)  (3,211,465)
                                                                             -------------  ---------  -----------
                                                                             -------------  ---------  -----------

See accompanying notes to financial statements.

BALLSTON HOTEL LIMITED PARTNERSHIP
STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND
THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                    1996         1995         1994        1993
                                                                 -----------  -----------  ----------  ----------
Cash flows from operating activities:
  Net income (loss)............................................  $    81,407     (198,521)   (249,514)   (335,345)
  Adjustments to reconcile net income (loss) to cash provided
    (used) by operating activities:
      Depreciation and amortization............................      290,467      611,645     700,566     723,020
      Increase (decrease) in provision for doubtful accounts...          397       (8,072)     11,323      (1,375)
      Decrease in certificates of deposit......................      101,833      148,167          --          --
      Equity in income of partnership..........................      (15,355)     (36,510)    (41,105)    (31,309)
      Decrease (increase) in accounts receivable...............     (118,815)     960,824    (789,828)    (87,582)
      Decrease (increase) in hotel inventory...................       14,154        1,159        (930)     (9,997)
      Decrease (increase) in other assets......................       53,800      (20,258)    (58,614)     42,031
      Increase in accounts payable and accrued expenses........      255,749      305,716     375,580     320,816
                                                                 -----------  -----------  ----------  ----------
  Total adjustments............................................      582,230    1,962,671     196,992     955,604
                                                                 -----------  -----------  ----------  ----------
Net cash provided (used) by operating activities...............      663,637    1,764,150     (52,522)    620,259
                                                                 -----------  -----------  ----------  ----------
Cash flows from investing activities:
  Additions to hotel property..................................       (9,796)    (446,849)   (133,901)   (195,323)
  Distributions from investee partnership......................       84,427      110,209     120,694     204,761
                                                                 -----------  -----------  ----------  ----------
Net cash provided (used) by investing activities...............       74,631     (336,640)    (13,207)      9,438
                                                                 -----------  -----------  ----------  ----------
Cash flows from financing activities:
  Principal payments on notes payable..........................     (968,486)  (1,024,981)   (110,072)   (818,644)
  Borrowings on notes payable..................................           --           --          --      20,000
                                                                 -----------  -----------  ----------  ----------
Net cash used by financing activities..........................     (968,486)  (1,024,981)   (110,072)   (798,644)
                                                                 -----------  -----------  ----------  ----------
Net increase (decrease) in cash and cash equivalents...........     (230,218)     402,529    (175,801)   (168,947)
Cash and cash equivalents at beginning of period...............      501,433       98,904     274,705     443,652
                                                                 -----------  -----------  ----------  ----------
Cash and cash equivalents at end of period.....................  $   271,215      501,433      98,904     274,705
                                                                 -----------  -----------  ----------  ----------
                                                                 -----------  -----------  ----------  ----------
Supplemental disclosure of cash flow information:
  Cash paid for interest.......................................  $   619,094    1,263,364   1,135,123   1,120,853
                                                                 -----------  -----------  ----------  ----------
                                                                 -----------  -----------  ----------  ----------

See accompanying notes to financial statements.

BALLSTON HOTEL LIMITED PARTNERSHIP
Notes to Financial Statements
June 30, 1996 and December 31, 1995 and 1994

(1) ORGANIZATION

    Ballston Hotel Limited Partnership (the "Partnership") was formed on January 1, 1988 pursuant to the Commonwealth of Virginia Uniform Limited Partnership Act. The principal business activity of the Partnership is the development and operation of a hotel complex as part of the mixed-use Ballston Metro Center project (the "Project") located in Arlington, Virginia. Ballston Condo Limited Partnership ("BCLP") and Ballston Office Limited Partnership ("BOLP"), affiliates of the Partnership, constructed the condominium and office building components of the Project, respectively.

    The hotel opened on October 5, 1989 and operated as the Arlington Renaissance Hotel at Ballston Metro Center (the "Hotel"). Management intends to operate the hotel under a franchise agreement with Hilton Inns, Inc. to be entered into in August 1996.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ACCOUNTING RECORDS AND INCOME TAXES

    The Partnership maintains its accounting records on the accrual basis for both financial statement and federal income tax reporting purposes. Federal and state income taxes accrue to the individual partners; accordingly, no federal and state income taxes have been provided in the accompanying financial statements.

    BUILDING AND LAND

    Contributed land is recorded at the fair value at the date of contribution as agreed to by the partners. Purchased land and building costs are recorded at cost. The building is depreciated over 40 years using the straight-line method.

    HOTEL FURNITURE, FIXTURES AND EQUIPMENT

    Hotel furniture, fixtures and equipment are recorded at cost and are depreciated over their estimated useful lives using the straight-line method.

    INITIAL HOTEL SUPPLIES

    Initial hotel supplies required for the Hotel's operations, such as linens, china, silverware and other expendable supplies, are recorded at cost and are being amortized over 15 years using the straight-line method. Additional purchases of linens, china, silverware and other expendable supplies are expensed when purchased.

    CONVERSION COSTS

    Conversion costs were incurred to convert the Ramada Hotel into a Renaissance Hotel. These costs are recorded at cost and are being amortized over 15 years using the straight-line method.

    INVESTMENT IN PARTNERSHIP

    Investment in partnership is accounted for under the equity method. Accordingly, the investment is stated at cost and adjusted for the Partnership's share of earnings or loss and distributions of the investee partnership.

BALLSTON HOTEL LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
    CASH EQUIVALENTS

    For financial statement purposes, the Partnership considers investments with an original maturity date of three months or less to be cash equivalents.

    USE OF ESTIMATES

    Management has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosures of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

(3) PARTNERS' DEFICIT AND ALLOCATION OF PROFITS AND LOSSES

    All profits and losses are allocated in proportion to each partner's respective percentage interest in the Partnership as follows:

General partner......................................................        1.0%
Limited partners.....................................................       99.0
                                                                       ---------
                                                                           100.0%
                                                                       ---------
                                                                       ---------

(4) NOTES PAYABLE

    Notes payable at June 30, 1996 and December 31, 1995 and 1994 consist of the following:

                                                                          1996           1995           1994
                                                                      -------------  -------------  -------------
Financial institution--prime rate plus 1% or a LIBOR/CD rate option note, secured by a first deed of trust on land and improvements of hotel complex and the shared improvements of the condominium constructed by BCLP and an assignment of existing and future revenue derived from the collateral; interest only payable monthly, principal payable annually, based on 30-year
  amortization, with remaining principal and interest due October 5,
  1995..............................................................  $  17,079,121     17,079,121     17,201,202
Limited partner--prime rate plus 2% unsecured note..................      1,468,891      2,437,377      3,340,277
                                                                      -------------  -------------  -------------
                                                                      $  18,548,012     19,516,498     20,541,479
                                                                      -------------  -------------  -------------
                                                                      -------------  -------------  -------------

    Ballston Hotel, Inc., the general partner, and IDI, L.C. (formerly IDI Associates), IDI Financial Associates and Ballston Realty, Inc., affiliates of the Partnership, jointly and severally guarantee the financial institution note payable.

    The note payable to the financial institution, which matured on October 5, 1995, is in default. The Partnership has been unable thus far to refinance the note but continues to make the regular monthly interest payments.

    Given the status of the note payable with the financial institution and the nature of the terms of the note payable to the limited partner, management is unable to determine the fair value of the notes payable.

BALLSTON HOTEL LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

(5) INVESTMENT IN PARTNERSHIP

    FINANCIAL STATEMENT SUMMARY

    The following is a summary of the assets, liabilities and equity of the unconsolidated partnership, Ballston Parking Associates ("BPA") as of June 30, 1996 and December 31, 1995 and 1994, and the results of its operations for the six months ended June 30, 1996 and the years ended December 31, 1995, 1994 and 1993. The unconsolidated partnership was formed primarily to operate the hotel and office building parking garage of the Project. The Partnership's interest in the unconsolidated partnership was 35.02%, 35.48% and 35.60% as of June 30, 1996 and December 31, 1995 and 1994, respectively. The percentage of the Partnership interest in BPA will decrease in accordance with BPA's partnership agreement based upon the number of parking space easements sold.

CONDENSED BALANCE SHEETS

                                                               1996       1995       1994
                                                             ---------  ---------  ---------
ASSETS
  Cash.....................................................  $   1,267      4,263      3,055
  Accounts receivable......................................     29,250     31,200     27,080
  Garage property, net of accumulated depreciation.........  4,125,801  4,224,801  4,359,801
  Other assets.............................................      4,521      4,521      4,203
                                                             ---------  ---------  ---------
                                                             $4,160,839 4,264,785  4,394,139
                                                             ---------  ---------  ---------
                                                             ---------  ---------  ---------
LIABILITIES AND EQUITY
  Total accounts payable and accrued liabilities...........  $      --      6,121      7,000
  Equity:
    The Partnership........................................  1,443,210  1,501,136  1,552,543
    Other partners.........................................  2,717,629  2,757,528  2,834,596
                                                             ---------  ---------  ---------
                                                             $4,160,839 4,264,785  4,394,139
                                                             ---------  ---------  ---------
                                                             ---------  ---------  ---------

CONDENSED STATEMENTS OF OPERATIONS

                                                           1996       1995       1994       1993
                                                         ---------  ---------  ---------  ---------
Parking revenue........................................  $ 288,562    538,898    520,479    538,047
Loss on sales of parking spaces........................     (9,080)    (7,000)    (3,329)   (20,149)
                                                         ---------  ---------  ---------  ---------
Total income...........................................    279,482    531,898    517,150    517,898
Operating expenses.....................................    187,642    353,490    333,542    333,149
                                                         ---------  ---------  ---------  ---------
Net income.............................................  $  91,840    178,408    183,608    184,749
                                                         ---------  ---------  ---------  ---------
                                                         ---------  ---------  ---------  ---------
Equity in net income:
  The Partnership......................................  $  26,501     58,802     63,397     53,601
  Other partners.......................................     65,339    119,606    120,211    131,148
                                                         ---------  ---------  ---------  ---------
                                                         $  91,840    178,408    183,608    184,749
                                                         ---------  ---------  ---------  ---------
                                                         ---------  ---------  ---------  ---------

    NOTE TO CONDENSED FINANCIAL STATEMENTS

    Contributed property is recorded at fair value at the date of contribution as agreed to by the partners.

BALLSTON HOTEL LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

(5) INVESTMENT IN PARTNERSHIP--(CONTINUED)
    RECONCILIATION OF INVESTMENT IN PARTNERSHIP AND EQUITY IN INCOME

    The following is a reconciliation of the Partnership's investment in partnership as of June 30, 1996 and December 31, 1995 and 1994 and equity in income for the six months ended June 30, 1996 and the years ended December 31, 1995, 1994 and 1993, as indicated above, to the amounts reported in the accompanying financial statements.

                                                INVESTMENT IN PARTNERSHIP                     EQUITY IN INCOME
                                           ------------------------------------  ------------------------------------------
                                               1996         1995        1994       1996       1995       1994       1993
                                           ------------  ----------  ----------  ---------  ---------  ---------  ---------

Balance per condensed financial
  statements.............................  $  1,443,210   1,501,136   1,552,543     26,501     58,802     63,397     53,601
Adjustment for costs incurred in excess
  of agreed-upon basis in property.......       746,779     757,925     780,217    (11,146)   (22,292)   (22,292)   (22,292)
                                           ------------  ----------  ----------  ---------  ---------  ---------  ---------
                                           $  2,189,989   2,259,061   2,332,760     15,355     36,510     41,105     31,309
                                           ------------  ----------  ----------  ---------  ---------  ---------  ---------
                                           ------------  ----------  ----------  ---------  ---------  ---------  ---------

(6) RELATED-PARTY TRANSACTIONS

    Interest expense of approximately $121,000 in 1996, $308,000 in 1995, $303,000 in 1994 and $294,000 in 1993 was incurred on note payable to BPA, L.P., the limited partner, and are included in financial costs in the accompanying financial statements. Accrued interest payable of $2,283,784, $2,163,011 and $1,855,114 as of June 30, 1996 and December 31, 1995 and 1994, respectively, is recorded as accounts payable to affiliates in the accompanying financial statements.

    The Partnership entered into an agreement with IDI Management, Inc., an affiliate of the Partnership, to perform administrative services for the Hotel effective January 1, 1991. The administrative fee is based on 0.5% of the gross revenues of the Partnership except for any distributions from BPA related to parking. The Partnership incurred administrative fees of $21,257 in 1996, $41,952 in 1995, $39,771 in 1994 and $37,103 in 1993. These fees are included in general and administrative expenses in the accompanying financial statements.

    The Partnership has advanced funds to affiliates. Advances outstanding were $757,624 at December 31, 1994.

(7) COMMITMENTS

    HOTEL MANAGEMENT AGREEMENT

    The Partnership has entered into a 20-year agreement with Renaissance Hotel Operating Company ("Renaissance") for the management of the Hotel. The Partnership has committed to pay the following management fees:

        (1) base management fee equal to 3% of the Hotel's gross revenue, as defined in the agreement, payable monthly;

        (2) reservation and advertising fees equal to 4.5% of the Hotel's gross room revenue, as defined in the agreement, payable monthly; and

BALLSTON HOTEL LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

(7) COMMITMENTS--(CONTINUED)
        (3) incentive management fee equal to 10% of the Hotel's gross operating profit, as defined in the agreement, earned and payable annually if certain cash flow requirements are met.

    Base management fees of $127,547 in 1996, $243,704 in 1995, $231,446 in 1994 and $215,359 in 1993 and reservation and advertising fees of $142,818 in 1996, $261,908 in 1995, $243,402 in 1994 and $230,252 in 1993 were incurred by the
Partnership. No incentive management fees were incurred since none of the cash flow requirements were met.